EXHIBIT 99 - Joint Filer Information

The following filers have designated The Cypress Group L.L.C. as the "Designated Filer" for purposes of the attached Form 4.

Name:                        Cypress Associates L.P.

Address:                     c/o The Cypress Group L.L.C.
                             65 E. 55th Street, 28th Floor
                             New York, NY 10022

Designated Filer:            The Cypress Group L.L.C.

Issuer and Ticker Symbol:    WESCO International, Inc. [WCC]

Date of Event Requiring      12/28/04
Statement:

Signature:                   CYPRESS ASSOCIATES L.P.

                             By:  The Cypress Group L.L.C., its general partner

                             By:   /s/ David Spalding
                                  --------------------------------------
                                  David Spalding
                                  Member



Name:                        Cypress Merchant Banking Partners L.P.

Address:                     c/o The Cypress Group L.L.C.
                             65 E. 55th Street, 28th Floor
                             New York, NY 10022

Designated Filer:            The Cypress Group L.L.C.

Issuer and Ticker Symbol:    WESCO International, Inc. [WCC]

Date of Event Requiring      12/28/04
Statement:

Signature:                   CYPRESS MERCHANT BANKING PARTNERS L.P.

                             By:  Cypress Associates L.P., its general partner
                                    By: The Cypress Group L.L.C.,
                                        its general partner

                                    By:  /s/ David Spalding
                                        --------------------------------------
                                        David Spalding
                                        Member


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Name:                        Cypress Offshore Partners L.P.

Address:                     c/o The Cypress Group L.L.C.
                             65 E. 55th Street, 28th Floor
                             New York, NY 10022

Designated Filer:            The Cypress Group L.L.C.

Issuer and Ticker Symbol:    WESCO International, Inc. [WCC]

Date of Event Requiring      12/28/04
Statement:

Signature:                   CYPRESS OFFSHORE PARTNERS L.P.

                             By:  Cypress Associates L.P., its general partner
                                    By: The Cypress Group L.L.C.,
                                        its general partner

                                    By:  /s/ David Spalding
                                        --------------------------------------
                                        David Spalding
                                        Member